Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 115,000,000
Previously Paid Amount	0.00
Total Fee Amount	15,881.50
Total Offset Amount	0.00
Net Fee	$ 15,881.50